EXHIBIT 10.1

OPTION TO PURCHASE MINERAL ASSETS AGREEMENT

THIS OPTION is granted and effective as of July 3, 2012 (the "DATE OF GRANT"), by NORTHERN ADVENTURES LLC, (“NALLC”), an Idaho Limited Liability Company and NORTHERN ADVENTURES, INC., (“NAINC”), a Nevada Corporation (collectively the “OPTIONORS") and both parties to this Agreement,  AMCOR EXPLORATION, INC., a Nevada Subsidiary Corporation (the “OPTIONEE”) and APD ANTIQUITIES, INC., a Nevada Parent Corporation (“PARENT”).

RECITALS

    A.  The OPTIONORS are desirous to grant an option to purchase certain mining assets and mining properties from NORTHERN ADVENTURES, INC. to the OPTIONEE (the “OPTION”) for good and valuable consideration and the OPTIONEE is willing to accept this OPTION pursuant to the terms and conditions defined below.

    NOW, THEREFORE, the parties covenant and agree as follows:

1.

Assets Subject to Option and Option Price

The OPTIONORS hereby grant to the OPTIONEE the OPTION to purchase certain mining assets and properties (which are specifically described in Exhibit A annexed hereto) owned by the NAINC (the “MINING ASSETS”), which is also Exhibit A of the form of Asset Purchase Agreement annexed hereto as Exhibit B (the “ASSET PURCHASE AGREEMENT”).   The Mining Assets were transferred from NALLC and various third parties to NAINC, pursuant to a legal assignment of all right, title and interest on the dates specified or a date to be determined prior to exercise of this OPTION.

2.

Terms of the Option

The OPTION shall be subject to the following terms and conditions:

    2.1  Option Term.  The OPTION may be exercised by the OPTIONEE on or prior to the date ninety (90) Days from July 3,  2012 (the “OPTION TERMINATION DATE”).

    2.2  Purchase Price.  The purchase price for the MINING ASSETS, as specified in the Asset Purchase Agreement shall include:  (i) the issuance of the number of restricted shares of common stock par value $0.001 of APD ANTIQUITIES, INC. (the “SHARES”) that equals Eighty and One Half (80.5%) percent of the total issued and outstanding shares on a post-acquisition basis; and (ii) the forgiveness 14 promissory notes between Northern Adventures, LLC and PARENT in the aggregate principal amount of $448,000 (which promissory notes are listed in Exhibit C hereto) and accrued interest in the amount of 8% per annum (the “DEBT”) to the date of exercise of the OPTION.  The amount of the DEBT will be calculated as of the date of exercise of this OPTION AGREEMENT.  In the event the PARENT provides any additional loans to Northern Adventures, LLC between the date of execution of the OPTION and the exercises of the OPTION, the additional principal amounts of the promissory notes and accrued interest will be added to the DEBT.

     2.3 Option Exercise.The OPTION shall be exercised by the OPTIONEE on or before the OPTION TERMINATION DATE by: (a) delivering to the OPTIONORS an executed copy of the ASSEST PURCHASE AGREEMENT; (b) by marking all of the promissory notes comprising the DEBT “paid in full” and returning them to the OPTIONORS; (c) if requested by the OPTIONORS, and at PARENT’S expense, the OPTIONEE will provide a legal opinion letter, satisfactory in form and substance to the OPTIONORS, to the effect that the issuance of the SHARES to the OPTIONOR,  may be effected without registration of such stock under the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws, and (d) within five business days of the exercise of the OPTION by the OPTIONEE, the PARENT shall deliver the SHARES to the NAINC.

    2.4  The OPTION must be exercised, if at all, on an all of none basis.

    2.5  The SHARES issued by the PARENT to NAINC pursuant to the exercise of the OPTION, shall not be subject to repurchase by the PARENT

3.

Limitations on Exercisability of the Option

The exercise of the OPTION hereby granted, shall be subject to all of the terms and conditions of this AGREEMENT, including, without limitation, the provisions relating to termination of the OPTION.

4.

Transferability of the Option

The OPTION shall not be transferable or exercisable by any person other than the OPTIONEE, without prior written approval of the OPTIONORS.

6.

Warranties and Representations

By executing this Agreement, the OPTIONEE accepts the OPTION and represents and warrants to the OPTIONORS and covenants and agrees with the OPTIONORS as follows:

    6.1  The OPTIONEE agrees to abide by all of the terms and conditions of this AGREEMENT.

    6.2  The OPTIONORS recognizes, agrees and acknowledges that no registration statement under the 1933 Act, or under any state securities laws, has been or will be filed with respect to any of the SHARES issued by the PARENT and to be acquired by the OPTIONOR as part of this transaction and the exercise of the OPTION.  The SHARES will be issued pursuant to available exemptions from registration requirements.  The SHARES will be deemed to be restricted and non-saleable except sales pursuant to an applicable exemption from registration.

    6.3  Except for the initial distribution of the SHARES to Northern Adventures, Inc. and the subsequent distribution of the SHARES to the shareholders of Northern Adventures, Inc. in the form of restricted stock, the shareholders of Northern Adventures, Inc. will agree not to sell, transfer or otherwise dispose of any of the SHARES acquired upon exercise of the OPTION, except as specifically permitted by exemptions available under the Securities Act, the filing of a registration statement and any applicable state and federal securities laws.

    6.4  OPTIONORS hereby confirm that they are fully aware that the OPTIONEE is currently designated as a “shell corporation” pursuant to SEC regulations and the utilization of Rule 144 as an exemption from registration to sell securities will not be available for a minimum of one years from the date of the filing of an 8-K with the Securities Exchange Commission and notification that the company has been deshelled.

7.

Indemnification

Each of the parties, the OPTIONORS, the OPTIONEE and the PARENT agrees to indemnify the other party, and hold the other party harmless from and against any loss, claim or liability, including attorney's fees or other legal expenses incurred in the defense thereof, incurred by the such other party, as a result of any breach by a party of, or any inaccuracy in, any representation, warranty, covenant or other provision contained in this AGREEMENT.

8.

Access to Information

The OPTIONEE agrees to make available to the OPTIONORS upon written request, such public information regarding APD ANTIQUITIES, INC. that has in the past or is from time to time hereafter made generally available to its shareholders and on file with the Securities Exchange Commission.

9.

Rights as Shareholder

The OPTIONORS shall have no rights as a shareholder of APD ANTIQUITIES, INC. on account of this OPTION AGREEMENT or on account of the OPTIONEE’s currently holding the OPTION to acquire the MINING ASSETS through issuance of the SHARES.

10.

Tax Withholding

If, in connection with the exercise of the OPTION or any sale, transfer or other disposition of any of the SHARES acquired from the OPTIONOR in connection with the exercise of the OPTION, the OPTIONORS may be required by applicable federal, state or local law to withhold any amount on account of income or similar taxes, the OPTIONORS agrees to pay and assume full legal liability for all taxes due as a result of the exercise of this OPTION.

11.

Further Assurances

The OPTIONEE and PARENT along with the OPTIONORS agrees from time to time to execute such additional documents as the parties to this AGREEMENT may reasonably require in order to effectuate the purposes of the this Agreement.

12.

Binding Effect

This Agreement shall be binding upon the OPTIONEE and the OPTIONORS and their heirs, successors and assigns.

13.

Entire Agreement; Modifications

This AGREEMENT constitutes the entire agreement and understanding between the OPTIONORS, the OPTIONEE and the PARENT, regarding the subject matter hereof.  No waivers, alterations or modifications of the OPTION or this Agreement shall be valid unless in writing and duly executed by the party against whom enforcement of such waiver, alteration or modification is sought.  The failure of any party to enforce any of its rights against the other party for breach of any of the terms of the OPTION or this Agreement shall not be construed a waiver of such rights as to any continued or subsequent breach.

14.

Governing Law

The laws of the State of Nevada shall govern the OPTION and this OPTION AGREEMENT.

IN WITNESS WHEREOF, the parties have executed this OPTION AGREEMENT as of the day and year first above written.

"OPTIONORS"

"OPTIONEE" PARENT

By:_______________________

_______

By:_____________________________

NORTHERN ADVENTURES, LLC

APD ANTIQUITIES, INC.

Name: Floyd Short, Managing Partner

Name: Cindy K. Swank, President

By:______________________________

By:_____________________________

NORTHERN ADVENTURES, INC

AMCOR EXPLORATION, INC.

Name: Martin Clemets,  President

Name: Cindy K. Swank, President

EXHIBIT A

DESCRIPITON OF UNPATENTED CLAIMS TO BE ACQUIRED

1.  All right, title and interest to the following claims owned by Northern Adventures, Inc. will be Quit Claim Deeded to the Optionee on the Closing Date:

NAME	Locator	Claim Date	Stevens County Filing Date	County Recorder Number
BX 13	Martin Clemets	5/3/2012	5/11/2012	2012 0003490
BX 14	Martin Clemets	5/3/2012	5/11/2012	2012 0003491
BX 15	Martin Clemets	5/3/2012	5/11/2012	2012 0003492
BX 16	Martin Clemets	5/3/2012	5/11/2012	2012 0003493
BX 17	Martin Clemets	5/3/2012	5/11/2012	2012 0003494
BX 18	Martin Clemets	5/3/2012	5/11/2012	2012 0003495
BX 19	Martin Clemets	5/3/2012	5/11/2012	2012 0003496
BX 20	Martin Clemets	5/3/2012	5/11/2012	2012 0003497
BX 21	Martin Clemets	5/3/2012	5/11/2012	2012 0003498
BX 22	Martin Clemets	5/3/2012	5/11/2012	2012 0003499
BX 23	Martin Clemets	5/3/2012	5/11/2012	2012 0003500
BX 24	Martin Clemets	5/3/2012	5/11/2012	2012 0003501
BX 25	Martin Clemets	5/3/2012	5/11/2012	2012 0003502
BX 26	Martin Clemets	5/3/2012	5/11/2012	2012 0003503
BX 27	Martin Clemets	5/3/2012	5/11/2012	2012 0003504

NAME	Locator	Claim Date	Okanogan County Filing Date	County Record
TOR 104	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173472
TOR 105	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173473
TOR 106	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173474
TOR 107	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173475
TOR 108	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173476
TOR 109	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173477
TOR 110	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173478
TOR 111	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173479
TOR 112	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173480
TOR 200	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173481
TOR 201	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173482
TOR 202	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173483
TOR 203	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173484
TOR 204	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173485
TOR 205	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173486
TOR 206	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173487
TOR 207	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173488
TOR 208	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173489

TOR 209	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173490
TOR 210	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173491
TOR 211	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173492
TOR 212	David Boleneus/Frank H Blair	April 15, 2012	June 15, 2012	3173493
TOR 300	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173494
TOR 301	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173495
TOR 302	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173496
TOR 303	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173497
TOR 304	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173498
TOR 305	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173499
TOR 306	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173500
TOR 307	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173501
TOR 308	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173502
TOR 309	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173503
TOR 310	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173504
TOR 311	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173505
TOR 312	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173506
TOR 400	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173507
TOR 401	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173508
TOR 402	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173509
TOR 403	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173510
TOR 404	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173511
TOR 405	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173512
TOR 406	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173513
TOR 407	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173514
TOR 408	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173515
TOR 409	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173516
TOR 410	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173517
TOR 411	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173518
TOR 412	David Boleneus/Frank H Blair	April 16, 2012	June 15, 2012	3173519

NAME	Locator	Claim Date	Stevens County Filing Date	County Recorder Number
MK 9	Martin Clemets	5/2/2012	5/3/2011	2012 0003505
MK 11	Martin Clemets	5/2/2012	5/3/2011	2012 0003506
MK 12	Martin Clemets	5/2/2012	5/3/2011	2012 0003507
MK 13	Martin Clemets	5/2/2012	5/3/2011	2012 0003508
MK 16	Martin Clemets	5/2/2012	5/3/2011	2012 0003509
MK 18	Martin Clemets	5/2/2012	5/3/2011	2012 0003510
MK 19	Martin Clemets	5/2/2012	5/3/2011	2012 0003511
MK 20	Martin Clemets	5/2/2012	5/3/2011	2012 0003512
MK 21	Martin Clemets	5/2/2012	5/3/2011	2012 0003513

MK 22	Martin Clemets	5/2/2012	5/3/2011	2012 0003514
MK 24	Martin Clemets	5/2/2012	5/3/2011	2012 0003515
MK 26	Martin Clemets	5/2/2012	5/3/2011	2012 0003516
MK 28	Martin Clemets	5/2/2012	5/3/2011	2012 0003517
MK 39	Martin Clemets	5/2/2012	5/3/2011	2012 0003518
MK 40	Martin Clemets	5/2/2012	5/3/2011	2012 0003519

PLUM 1	Frank Blair	1/24/2012	1/27/2012	106634
PLUM 2	Frank Blair	1/24/2012	1/27/2012	106635
PLUM 3	Frank Blair	1/25/2012	1/27/2012	106636
PLUM 4	Frank Blair	1/25/2012	1/27/2012	106637
PLUM 5	Frank Blair	1/25/2012	1/27/2012	106638
PLUM 6	Frank Blair	1/25/2012	1/27/2012	106639
PLUM 7	Frank Blair	1/25/2012	1/27/2012	106640
PLUM 8	Frank Blair	1/25/2012	1/27/2012	106641
PLUM 9	Frank Blair	1/25/2012	1/27/2012	106642
PLUM 10	Frank Blair	1/25/2012	1/27/2012	106643
PLUM 11	Frank Blair	1/25/2012	1/27/2012	106644
PLUM 12	Frank Blair	1/25/2012	1/27/2012	106645
PLUM 13	Frank Blair	1/25/2012	1/27/2012	106646
PLUM 14	Frank Blair	1/25/2012	1/27/2012	106647
PLUM 15	Frank Blair	1/25/2012	1/27/2012	106648
PLUM 16	Frank Blair	1/25/2012	1/27/2012	106649
PLUM 17	Frank Blair	1/26/2012	1/27/2012	106650
PLUM 18	Frank Blair	1/26/2012	1/27/2012	106651
PLUM 19	Frank Blair	1/26/2012	1/27/2012	106652
PLUM 20	Frank Blair	1/26/2012	1/27/2012	106653
PLUM 21	Frank Blair	1/26/2012	1/27/2012	106654
PLUM 22	Frank Blair	1/26/2012	1/27/2012	106655
PLUM 23	Frank Blair	1/26/2012	1/27/2012	106656
PLUM 24	Frank Blair	1/26/2012	1/27/2012	106657
PLUM 25	Frank Blair	1/26/2012	1/27/2012	106658
PLUM 26	Frank Blair	1/26/2012	1/27/2012	106659

145 additional Plum unpatented claims currently being amended, which will be recorded in Fergus county, Montana on or before July 15, 2012 and deemed to be a part of the Mining Assets pursuant to this Option Agreement.

2.   The below claims are subject to five existing mineral leases from third parties and all right, title and interest in these original mineral leases will be be transferred from Northern Adventures, Inc. to the Optionee on the Closing Date:

A.  Bayhorse Property lease consisting of 21 unpatented and 3 patented mining claims.

B.  The Quartz Creek Project lease consisting of the following groups of unpatented mining claims.

1)  Gold of the Patriarch – 20 unpatented mining claims

2)  Wild Eyed Jack – 10 unpatented claims

3)  Golden Sunrise – 8 unpatented claims

C.  The Trout Creek Project lease consisting of the following groups of unpatented mining claims.

1)  Ohio Beauty – 10 unpatented claims

2)  WLC – 42 unpatented claims

D.  Monitor Property lease consisting of the following groups of unpatented mining claims.

1)  Monitor – 20 unpatented mining claims

2)  Joan’s Dream – 4 unpatented mining claims

E.  Vienna Property lease consisting of the following  unpatented mining claims.

1)  FG – 18 unpatented mining claims

3.   The Optionor also has an option to purchase all right, title and interest in 14 individual leases granted by the State of Washington, Department of Natural Resources.  Transfer of the leases to to Optionee is subject to approval by the State of Washington.  These leases are located in Okanogan Country, State of Washington.  The original Lessee is David Boleneus.

EXHIBIT B

DRAFT ASSET PURCHASE AGREEMENT

EXHIBIT C

LIST OF PROMISSORY NOTE TO BE FORGIVEN

EXHIBIT D

NOTICE OF INTENT TO EXERCISE OPTION

________________________

To:   NORTHERN ADVENTURES LLC. AND NORTHERN ADVENTURES, INC.

Reference is made to the Option to Purchase Assets Agreement (the “AGREEMENT”). Unless otherwise indicated, capitalized terms used herein shall have the meanings ascribed to them in the AGREEMENT.

Please be advised that the undersigned hereby exercises the OPTION.

We hereby elect to purchase the NORTHERN ADVENTURE ASSETS, as described in the OPTION AGREEMENT from NORTHERN ADVENTURES, INC.  The consideration for the purchase of these assets is the forgiveness of promissory notes and accrued interest as of the date of exercise due from NORTHERN ADVENTURS LLC and the issuance of a single stock certificate equal to the number of APD ANTIQUITIES, INC. par value $.001 restricted SHARES of common stock that represent Eighty and One Half (80.5%) percent of the total issued and outstanding shares on a post-acquisition basis, pursuant to the terms and conditions of the AGREEMENT

Date: ______________  ______, 20____

OPTIONEE:    APD ANTIQUITIES, INC.

Name:___________________________

Cindy K. Swank, President